SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 21, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)


       Delaware                     1-9494                       13-3228013
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01     Other Events.

At a meeting of the Registrant's Board of Directors held on March 15, 2007, the directors amended the Share Ownership Policy to include directors. The Amended and Restated copy of the Share Ownership Policy for Executives Officers and Directors is attached hereto as Exhibit 10.152 and is incorporated herein by reference.


Item 9.01           Financial Statements and Exhibits.

    (c)             Exhibits

     10.152 Share Ownership Policy for Executives Officers and Directors, Amended and Restated as of March 15, 2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TIFFANY & CO.


                                BY: /s/ Patrick B. Dorsey
                                    ---------------------------------
                                    Patrick B. Dorsey
                                    Senior Vice President, General Counsel
                                    and Secretary



Date:  March 21, 2007

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                                 EXHIBIT INDEX


Exhibit No.         Description

10.152 Share Ownership Policy for Executives and Directors, Amended and Restated as of March 15, 2007.